UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

1627 U.S. Highway 1

Unit 206

Sebastian, FL 32958

(203) 266-2103

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December 17, 2019

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at:

http://xbrlfinancialwidget.com/default.aspx?CIKNum=1566826&view=All

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2019

To the Stockholders of Nxt-ID, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of Nxt-ID, Inc., a Delaware corporation (the “Company”), will be held on December 17, 2019 at 9:00 a.m. (Eastern Time) at the office of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019 for the following purposes:

1. To elect six (6) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2. To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019 (“Proposal No. 2”);

3. To authorize the Board to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of one-for-three to one-for-fifteen at the Board’s discretion (“Proposal No. 3”);

4. To ratify the approval of the establishment of the Company’s 2017 Stock Incentive Plan (the “2017 SIP”) (“Proposal No. 4”);

5. To ratify the approval of the issuance of Common Stock, upon conversion of the Exchange Notes (as defined in Proposal No. 5) and exercise of the Exchange Warrants (as defined in Proposal No. 5) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance (“Proposal No. 5”, and together with Proposal No. 4, the “Ratifications”); and

6. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. EXCEPT WITH RESPECT TO THE RATIFICATIONS (PROPOSALS 4 AND 5) DESCRIBED BELOW, only stockholders of record of the Company’s Common Stock and stockholders of record of the Company’s Series C Preferred Stock at the close of business on October 25, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Our Board of Directors is submitting the Ratifications to the Company’s stockholders to eliminate uncertainty concerning the validity or effectiveness of the Ratifications as detailed below. The Ratifications are being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of June 30, 2017 (the record date of the 2017 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Annual Meeting, but are not entitled to attend the Annual Meeting or vote on any matter presented at the Annual Meeting unless they were also holders of Common Stock or Series C Preferred Stock as of the Record Date.

Our Board of Directors recommends that you vote “FOR” each of the Ratifications. The failure to approve the Ratifications may leave us exposed to potential claims that (i) the proposals to establish and/or amend the 2017 SIP (as amended) (the “Plan Approval”) and to approve the issuance of Common Stock, upon conversion of the Exchange Notes (as defined in Proposal No. 5) and exercise of the Exchange Warrants (as defined in Proposal No. 5) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance (the “Issuance Approval”) did not receive requisite stockholder approval, (ii) the Plan Approval and the Issuance Approval therefore were not validly adopted or approved, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock pursuant to the 2017 SIP, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

As described in the Proxy Statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of:

●	the establishment of the 2017 SIP, which was adopted at the Company’s August 24, 2017 annual meeting of its stockholders (the “2017 Annual Meeting”); and

●	the issuance of Common Stock, upon conversion of the Exchange Notes (as defined in Proposal No. 5) and exercise of the Exchange Warrants (as defined in Proposal No. 5) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance, which was approved at the 2017 Annual Meeting;

as further described in the Proxy Statement, there may be uncertainty with respect to the validity or effectiveness of the Plan Approval and the Issuance Approval, as, with respect to the 2017 Annual Meeting, the number of shares of Common Stock that were calculated as having been voted for each of the Plan Approval and the Issuance Approval at the 2017 Annual Meeting have been determined as having been insufficient under the standard described in the applicable proxy statement and as set by the Bylaws. Certain statements made in the Company’s Current Reports on Form 8-K with respect to each of the Plan Approval and the Issuance Approval also may have incorrectly disclosed that the votes received met the voting standard set by the Bylaws. Our Board of Directors has approved the Ratifications pursuant to Section 204 of the DGCL.

All stockholders who are record or beneficial owners of the Company’s Common Stock and the Company’s Series C Preferred Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock and/or Series C Preferred Stock you own. Only record or beneficial owners of the Common Stock and/or Series C Preferred Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock and/or Series C Preferred Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of the Company’s Common Stock or the Company’s Series C Preferred Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of the Company’s Common Stock or the Company’s Series C Preferred Stock on the Record Date will be disregarded.

Sebastian, Florida	By Order of the Board of Directors,

October 28, 2019	/s/ Vincent S. Miceli
Vincent S. Miceli
Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

AUDIT COMMITTEE REPORT	22

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Proposal No. 2)	23
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant	23
Vote Required and Recommendation	23

AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK (Proposal No. 3)	24
Summary	24
Board Determination to Implement the Reverse Stock Split	25
Risks of the Proposed Reverse Stock Split	26
Principal Effects of the Reverse Stock Split	27
Fractional Shares	29
No Dissenters’ Rights	29
Certain United States Federal Income Tax Consequences	29
Accounting Consequences	30
Exchange of Stock Certificates	30
Book-Entry	31
Interests of Directors and Executive Officers	31

RATIFICATION OF THE APPROVAL OF THE 2017 SIP (Proposal No. 4)	32
Background	32
Description of the 2017 SIP	33
Time Limitations on Legal Challenges to the Ratification of the 2017 SIP	37
Interests of Directors and Executive Officers	37
Vote Required and Recommendation	37

RATIFICATION OF THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE EXCHANGE NOTES AND EXERCISE OF THE EXCHANGE WARRANTS IN AN AMOUNT EQUAL TO 20% OR MORE OF THE COMPANY’S OUTSTANDING COMMON STOCK BEFORE SUCH ISSUANCE (Proposal No. 5)	38
Background	38
Retroactive Ratification of the Approval and Effectiveness of the Issuance of Common Stock upon Conversion of the Exchange Notes and Exercise of the Exchange Warrants in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock Before such Issuance	40
Time Limitations on Legal Challenges to the Ratification of the 2017 Issuance of Common Stock upon Conversion of the Exchange Notes and Exercise of the Exchange Warrants in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock Before such Issuance	40
Interests of Directors and Executive Officers	40
Consequences if Stockholder Approval is Not Obtained	41
Vote Required and Recommendation	41
FUTURE STOCKHOLDER PROPOSALS	42
EXPENSES AND SOLICITATION	42
OTHER BUSINESS	42
ADDITIONAL INFORMATION	42
APPENDIX A – COMPANY RESOLUTIONS	A-1
APPENDIX B – 2017 STOCK INCENTIVE PLAN	B-1
APPENDIX C – FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION	C-1

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Nxt-ID, Inc., a Delaware corporation, is referred to as “Nxt-ID,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. (Eastern Time) on December 17, 2019 at the office of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), and/or Series C Non-Convertible Voting Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November 6, 2019.

Only stockholders of record of our Common Stock and stockholders of record of our Series C Preferred Stock as of the close of business on October 25, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting; provided, however, that notice of the Annual Meeting is also being provided to certain persons who were stockholders of record on June 30, 2017 (the record date of the 2017 Annual Meeting), except that such persons will not be entitled to vote at the Annual Meeting, unless they are stockholders of record of our Common Stock and/or stockholders of record of our Series C Preferred Stock as of the close of business on Record Date. As of the Record Date, 29,720,134 shares of Common Stock were issued and outstanding and 2,000 shares of Series C Preferred Stock were issued and outstanding. Holders of Common Stock and Series C Preferred Stock are entitled to one (1) vote per share for each share of Common Stock and/or share of Series C Preferred Stock held by them. Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Vincent S. Miceli is named as attorney-in-fact in the proxy. Vincent S. Miceli is our Chief Executive Officer and interim Chief Financial Officer. Vincent S. Miceli will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect six (6) members of our Board, each to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019 (“Proposal No. 2”); (iii) a proposal to authorize the Board to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the outstanding shares of Common Stock by a ratio in the range of one-for-three to one-for-fifteen (“Proposal No. 3”); (iv) a proposal to ratify the approval of the establishment of the Company’s 2017 Stock Incentive Plan (the “2017 SIP”) (“Proposal No. 4”); and (v) a proposal to ratify the approval of the issuance of Common Stock, upon conversion of the Exchange Notes (as defined in Proposal No. 5) and exercise of the Exchange Warrants (as defined in Proposal No. 5) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance (“Proposal No. 5”, and together with Proposal No. 4, the “Ratifications”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Miceli will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock and Series C Preferred Stock, in the aggregate, entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).  Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock and Series C Preferred Stock, in the aggregate, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).  Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

Vote Required for Authorization of the Board to Amend the Company’s Certificate of Incorporation to Effect a Reverse Stock Split of All of our Outstanding Shares of Common Stock by a ratio in the range of one-for-three to one-for-fifteen (Proposal No. 3). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reverse Stock Split.

Vote Required for Ratification of the 2017 SIP (Proposal No. 4). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2017 SIP.

Vote Required for Ratification of the Issuance of the Company’s Common Stock upon conversion of the Exchange Notes (as defined in Proposal No. 5) and Exercise of the Exchange Warrants (as defined in Proposal No. 5) in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock Before Such Issuance (“Proposal No. 5”, and together with Proposal No. 4, the “Ratifications”). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the issuance of the Company’s Common Stock upon conversion of the Exchange Notes (as defined in Proposal No. 5) and exercise of the Exchange Warrants (as defined in Proposal No. 5) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote.

The vote on Proposals No. 1, No. 3, No. 4 and No. 5 are considered “non-routine” and the vote on Proposal No. 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Corporate Secretary, 288 Christian Street, Hanger C 2nd Floor, Oxford, CT 06478, telephone: (203) 266-2103.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 25, 2019, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of either our Common Stock or Series C Preferred Stock;

●	Each of our executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock or Series C Preferred Stock within sixty (60) days of October 25, 2019. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or Series C Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock and Series C Preferred Stock held by each person or group of persons named above, any shares of Common Stock or Series C Preferred Stock that such person or persons has the right to acquire within sixty (60) days of October 25, 2019 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock or Series C Preferred Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Nxt-ID, Inc., 1627 U.S. Highway 1, Unit 206, Sebastian, FL 32958.

	Shares Beneficially Owned				% Total
	Common Stock		Series C Preferred Stock		Voting
Name and Address of Beneficial Owner	Shares	% (1)	Shares	%	Power (2)
Non-Director or Officer 5% Stockholders:
Bradley L. Radoff (3)	1,800,000	6.06	—	—	6.06

Anson Funds Management LP (4)	2,469,136	8.31	—	—	8.31

Giesecke & Devrient Mobile Security America, Inc. (5)	584,795	1.97	2,000	100	1.97

Directors and Executive Officers:

Vincent S. Miceli Chief Executive Officer, Interim Chief Financial Officer and Director	126,098	*	—	—	*

David Tunnell Chief Technology Officer	712,477	2.40	—	—	2.40

Michael J. Orlando Director	1,204,605	4.05	—	—	4.05

Major General David R. Gust, USA, Ret. Director	222,079	*	—	—	*

Michael J. D’Almada-Remedios, PhD Director	227,447	*	—	—	*

Daniel P. Sharkey Director	217,067	*	—	—	*

Robert A. Curtis, Pharm.D. Director	131,976	*	—	—	*

Directors and Executive Officers as a Group (7 persons)	2,841,749	9.56	—	—	9.56

*	Less than 1%

(1)	Based on 29,720,134 shares of Common Stock issued and outstanding as of October 25, 2019.
(2)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series C Preferred Stock, which have the same voting rights as our shares of Common Stock. The holders of our Common Stock and our Series C Preferred Stock are each entitled to one vote per share.
(3)	The address of Mr. Radoff is 1177 West Loop South, Suite 1625, Houston, Texas 77027. Based upon information provided in a Schedule 13G filed with the SEC on September 25, 2019.
(4)	Anson Funds Management LP, as co-investment advisor to a private fund which directly holds the 2,469,136 shares of Common Stock, has shared voting and investment power with respect to the 2,469,136 shares of Common Stock. The address of Anson Funds Management LP is 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225. Based upon information provided in a Schedule 13G filed with the SEC on April 11, 2019.
(5)	The address of Giesecke & Devrient Mobile Security America, Inc. is 45925 Horseshoe Drive, Dulles, VA 20166.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the 2020 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Vincent S. Miceli	62	September 17, 2019
Major General David R. Gust, USA, Ret.	77	June 25, 2012
Michael J. D’Almada-Remedios, PhD	57	September 26, 2013
Daniel P. Sharkey	62	June 23, 2014
Robert A. Curtis, Pharm.D.	65	July 25, 2018
Michael J. Orlando	52	May 23, 2017

Vincent S. Miceli, Chief Executive Officer, Interim Chief Financial Officer, President and Director

Vincent S. Miceli, has served as the President, Chief Executive Officer and interim Chief Financial Officer since September 17, 2019. Mr. Miceli previously served as a Vice President and Chief Financial Officer of the Company from September 29, 2014 until September 17, 2019. Mr. Miceli has over 30 years of experience in executive, financial and operational management for companies based primarily in the United States. Prior to joining the Company, Mr. Miceli was Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company which primarily designs, manufactures, and distributes decorative and industrial laminates, from May 2006 to December 2013. Prior to that, Mr. Miceli was the Chief Financial Officer and Corporate Controller of Opticare Health Systems, Inc., a company that provides integrated eye care services from 2004 to 2006. Prior to 2004, Mr. Miceli held senior accounting positions at Amphenol Corporation and United Technologies, Inc. Mr. Miceli holds a BS degree in accounting from Quinnipiac College, an MBA, with a concentration in Finance, from the University of Hartford and he is an affiliate member of both the AICPA and Connecticut Society of Certified Public Accountants.

Mr. Miceli brings a wealth of public company experience and knowledge of the business of the Company, having served as its Chief Financial Officer for the previous five years. He will also bring an operator’s perspective to the Board, which is an important contribution.

Major General David R. Gust, USA, Ret., Director

Major General David R. Gust, USA, Ret., has served as a director of the Company since June 25, 2012. General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service.

His General Officer assignments included the Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

His final assignment at the Army Materiel Command included serving as the Chairman of the Source Selection Advisory Council for the Tactical Unmanned Aerial Vehicle procurement and supervising preparation of the acquisition procurement package for the Stryker combat vehicle. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.

General Gust brings to our board of directors valuable business expertise, particularly expertise in defense and homeland security market segments due to his significant experience as a director of publicly held companies and his substantial experience gained as a member of the US Armed Services.

Michael J. D’Almada-Remedios, PhD, Director

Michael J. D’Almada-Remedios, PhD, has served as a director of the Company since September 26, 2013. Dr. D’Almada-Remedios’ background includes a successful track record for product innovation and development, outsourcing, global platform integration, massive-scale/hyper-growth operations, and building/developing teams from 50 to over 500 people. His key accomplishments at each company consistently show impressive gains in sales, profitability and global expansion into new markets.

Dr. D’Almada-Remedios has served as the President of On Demand i Cars, Inc. and Limos.com, a leading global professional transportation network company since 2018. From 2014 to 2018 he was the Chief Executive Officer of Flye Inc., a Fin Tech and IoT subsidiary of World Ventures Holdings, LLC, where he was also the Chief Technology Officer. In 2014, Dr. D’Almada-Remedios was the Chief Technology Officer of Swarm-Mobile, a software company. Between January 2011 and September 2013, Dr. D’Almada-Remedios was the Chief Information Officer for Arbonne International, a billion-dollar global cosmetics company. From February 2009 to December 2010, he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for hotels.com. Prior to February 2009, Dr. D’Almada-Remedios was the Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc.  At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype.

Earlier in his career, he was Global Chief Information Officer for the Travelocity group of companies and President and Chief Operating Officer of Bluelight.com, a subsidiary of Kmart. Dr. D’Almada-Remedios began his career as Vice President and Manager, Systems Integration & Development at Wells Fargo Bank, Consumer Banking Group.

Dr. D’Almada-Remedios has a PhD in Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. in Physics and Computer Science from Kings College, University of London in England.

Dr. D’Almada-Remedios brings to our board of directors valuable business experience, particularly expertise in eCommerce technology and hyper growth companies.

Daniel P. Sharkey, Director

Daniel P. Sharkey has served as a director of the Company since June 23, 2014. Mr. Sharkey’s background includes 36 years of broad experience with finance and business development for technology companies. His key accomplishments in his prior engagements focused on expanding technology companies into new marketplaces and plotting and implementing successful, long-term growth strategies. Between 2007 and 2014, Mr. Sharkey was Executive Vice President of Business Development for ATMI, a publicly traded semi-conductor company. Mr. Sharkey originally joined ATMI as Chief Financial Officer in 1990. ATMI was sold to Entegris in 2014 for $1.15 billion.

From 1987 to 1990, before joining ATMI, Mr. Sharkey was Vice President of Finance for Adage, a publicly traded computer graphics manufacturer. From 1983 to 1987, Mr. Sharkey served as Corporate Controller for CGX Corporation, a venture capital backed, privately held, computer graphics manufacturer that merged with Adage in 1987. Mr. Sharkey was a Certified Public Accountant for KPMG from 1978 to 1983.

Mr. Sharkey earned a Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross in Worcester, Massachusetts. Mr. Sharkey brings valuable experience in finance and administration to our board of directors and serves as our financial expert.

Robert A. Curtis, Director

Robert A. Curtis, Pharm.D., has served as a director of the Company since July 25, 2018. Dr. Curtis is a 35-year veteran in the biosciences industry. Dr. Curtis currently serves as a consultant to emerging technology companies. He recently served as the Executive Chairman and Director of the Trudeau Institute in Saranac Lake, New York and prior to that position he was Chief Executive Officer (CEO) of the Regional Technology Development Corporation, a non-profit organization in Woods Hole, Massachusetts, where he was responsible for identifying and commercializing technology from the Marine Biological Laboratory and the Woods Hole Oceanographic Institute. Dr. Curtis has been a founder and CEO of several companies, including HistoRx, Inc., a tissue proteomics company, Cape Aquaculture Technologies, Inc. which developed enhanced non-genetically modified fish, Lion Pharmaceuticals/Phoenix Drug Discovery LLC, a novel business model to develop and commercialize university-based technology from some of the leading biomedical institutions in the world. He assisted in the founding of Environmental Operating Solutions, Inc., which applied denitrification technology to wastewater with the company being sold in 2017. He was a co-founder of and CEO of CombiChem, Inc., which was purchased by Dupont Pharmaceuticals, and served as founding President and CEO of MetaMorphix, Inc., a joint venture between Genetics Institute, Inc. and The Johns Hopkins School of Medicine. Prior to these entrepreneurial endeavors, Dr. Curtis held senior management positions at Pharmacopeia, Inc., Cambridge Neuroscience, Inc., and Pfizer, Inc. He also served as Assistant Professor of Pharmacy Practice at the University of Illinois Medical Center in Chicago. He currently serves on the board or as an advisor to a number of private entrepreneurial companies and has served as judge for the annual MIT $100K Business Plan Entrepreneurial Award. He is Chairman of Fundraising for the Falmouth Commodores of the Cape Cod Baseball League. Dr. Curtis holds a BS in Pharmacy from the Massachusetts College of Pharmacy, a Pharm.D. from the University of Missouri, and an MBA from Columbia University.

Dr. Curtis’ significant experience in the biosciences and technology sector gives him the qualifications and skills necessary to serve as a director of our Company.

Michael J. Orlando, Director

Michael J. Orlando has served as a director of the Company since June 30, 2017. Orlando currently serves as an Executive Advisor at Garmin International (“Garmin”) following Garmin’s acquisition of the Company’s payment division on September 9, 2019. Prior to joining Garmin, Mr. Orlando was the Company’s Chief Operating Officer and President of the payments division. Both roles were assumed as part the merger of the Company and Fit Pay, Inc., a company founded by Mr. Orlando in September 2014. Prior to founding Fit Pay, Inc., Mr. Orlando served in numerous roles at payment, authentication, and software-as-a-service companies. From September 2012 to September 2014, Mr. Orlando served as Chief Sales Officer at Jumio, Inc., a leading mobile identify verification solution provider. In 2012, Mr. Orlando served as Senior Vice President, Sales and Marketing at EZ Prints, Inc., an online merchandise printing and fulfillment services company. From September 2000 to February 2012, Mr. Orlando served as Senior Vice President, Global Sales and Services at CyberSource Inc., a leading e-commerce and credit card systems management company, where he oversaw all enterprise sales and professional services functions worldwide.

Mr. Orlando holds a Bachelor of Science in Management from California Coast University.

Mr. Orlando’s significant experience in the payments industry and technology sector gives him the qualifications and skills necessary to serve as a director of our Company.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the six (6) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE SIX (6) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our Board currently consists of six (6) members: Vincent S. Miceli; Major General David R. Gust USA, Ret.; Michael J. D’Almada-Remedios, PhD; Michael J. Orlando; Daniel P. Sharkey; and Robert A. Curtis. All of our directors will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

As we are listed on the NASDAQ Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our Board affirmatively determined that Major General David R. Gust USA, Ret., Michael J. D’Almada-Remedios, PhD, Daniel P. Sharkey, and Robert A. Curtis are “independent directors”, as that term is defined in the Marketplace Rules of the NASDAQ Stock Market.

Board Meetings and Attendance

During fiscal year 2018, the Board held three (3) meetings (three (3) physical meetings and no telephonic meetings). No incumbent director attended fewer than 75% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s six (6) then-sitting directors attended our 2018 Annual Meeting of Stockholders, which was held at the Company’s offices at 288 Christian Street, Hanger C 2nd Floor, Oxford, CT 06478 on July 31, 2018.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Vincent S. Miceli, Chief Executive Officer, Nxt-ID, Inc., 1627 U.S. Highway 1, Unit 206, Sebastian, FL 32958. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nomination Committee. Each committee has a charter, which is available on our website at www.nxt-id.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. As of October 25, 2019, the members of these committees are:

Audit Committee– Daniel P. Sharkey*(1), David R. Gust

Compensation Committee – David R. Gust*, Daniel P. Sharkey, Robert A. Curtis

Corporate Governance and Nomination Committee– Robert A. Curtis*, David R. Gust, Daniel P. Sharkey

* Indicates Committee Chair

(1) Indicates Audit Committee Financial Expert

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Daniel P. Sharkey and David R. Gust. Mr. Sharkey and Mr. Gust are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Marketplace Rules of the NASDAQ Stock Market. Our Board has determined that Mr. Sharkey shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Mr. Sharkey serves as Chairman of our Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:

●	Selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	Approving the fees to be paid to the independent registered public accounting firm;

●	Helping to ensure the independence of our independent registered public accounting firm;

●	Overseeing the integrity of our financial statements;

●	Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	Reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

●	Reviewing and approving all related party transactions; and

●	Overseeing our compliance with legal and regulatory requirements.

In 2018, the Audit Committee held four (4) telephonic meetings, at which all of the members of the then current Audit Committee were present.

The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of the NASDAQ Stock Market.

Compensation Committee

The members of our Compensation Committee are David R. Gust, Daniel P. Sharkey and Robert A. Curtis. Messrs. Gust, Sharkey and Curtis are “independent” within the meaning of the Marketplace Rules of the NASDAQ Stock Market. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Gust serves as Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

●	Assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

●	Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	Reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

●	Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

●	Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

●	Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2018, the Compensation Committee held two (2) meetings (one (1) physical meeting and one (1) telephonic meeting), at which all of the members of the then current Compensation Committee were present.

Corporate Governance and Nomination Committee

The members of our Corporate Governance and Nomination Committee are Robert A. Curtis, David R. Gust and Daniel P. Sharkey. Messrs. Curtis, Gust and Mr. Sharkey are “independent” within the meaning of the Marketplace Rules of the NASDAQ Stock Market. In addition, each member of our Corporate Governance and Nomination Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Corporate Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Curtis serves as Chairman of our Corporate Governance and Nomination Committee.

The Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the Board; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines; and reviewing and recommending changes to the charters of other board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

In 2018, the Corporate Governance and Nomination Committee held one (1) physical meeting, at which all of the members of the then current Corporate Governance and Nomination Committee were present. During 2019, the Corporate Governance and Nomination Committee held two (2) telephonic meetings in September 2019, during which its members thoroughly discussed the evolving nature of the Company and its short- and long-term needs for directors. The Corporate Governance and Nomination Committee has undertaken, and will continue to undertake, over the next several months, to study and report back to the Board its recommendations regarding: (i) the qualifications of incumbent directors, including their capabilities, availability to serve, conflicts of interest, and other relevant factors, (ii) the strategic and operational needs of the Company, its business, and its business prospects going forward, and (iii) the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

Except as described below, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. There is no current Chairman of the Board.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Corporate Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Code of Ethics

The Board has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics,” as defined by applicable SEC rules, and a “code of conduct,” as defined by applicable rules of the NASDAQ Stock Market. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to accurate reporting. The Code of Conduct is available on our website at www.nxt-id.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

DIRECTOR COMPENSATION

Our non-employee directors receive $80,000 annually for serving on our Board, which is paid quarterly in Common Stock. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended December 31, 2018.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
Major General David R. Gust, USA, Ret. (1)	-	80,000	-	-	-	1,757	81,757
Michael J. D’Almada-Remedios, PhD (2)	-	80,000	-	-	-	-	80,000
Daniel P. Sharkey (3)	-	80,000	-	-	-	2,851	82,851
John Bendheim (4)	-	80,000	-	-	-	1,543	81,543
Robin Richards (5)	-	15,111	-	-	-	-	15,111
Robert A. Curtis (6)	-	40,000				1,700	41,700

(1)	Mr. Gust received 66,357 shares of common stock at an average price of approximately $1.21 per share.

(2)	Dr. D’Almada-Remedios received 66,357 shares of common stock at an average price of approximately $1.21 per share.

(3)	Mr. Sharkey 66,357 shares of common stock at an average price of approximately $1.21 per share.

(4)	Mr. Bendheim received 66,357 shares of common stock at an average price of approximately $1.21 per share

(5)	Mr. Richards received 7,593 shares of common stock at an average price of approximately $1.99 per share. Effective March 9, 2018, Mr. Richards resigned from our Board. Mr. Richard’s resignation was not due to any disagreement with our Board or the Company’s operations, policies or practices.

(6)	Dr. Curtis received 45,679 shares of common stock at an average price of approximately $0.88 per share.

(7)	The Company reimbursed Messrs. Gust, Dr. D’Almada-Remedios, Sharkey, Richards and Curtis for travel-related expenses.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Vincent S. Miceli	62	President, Chief Executive Officer and Interim Chief Financial Officer
David Tunnell	54	Vice President and Chief Technology Officer

Biographical information about Vincent S. Miceli appears above on page 6.

David Tunnell, Chief Technology Officer

David Tunnell, one of our co-founders, has served as the Chief Technology Officer of the Company since June 25, 2012. Mr. Tunnell is an expert in biometrics and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US government. He was the divisional director of 3D identification products at Technest Holdings Inc. from 2003 to 2011. Prior to that he was at the National Security Agency (NSA) serving in operations, support, and development and later at L3 Communications where he served as Director of Engineering, overseeing the development of SIGINT solutions and serving as the primary interface with customers, bridging the gap between customer requirements and system design and engineering. He also managed technical personnel, budgets, schedules, and technical direction. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table for Fiscal Years 2018 and 2017

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to all of these individuals collectively as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Gino M. Pereira,	2018	420,000	130,000	547,500	-	-	-	25,899	1,123,399
Chief Executive Officer (1)	2017	381,150	-	100,000	-	-	-	25,780	506,930
Vincent S. Miceli,	2018	300,000	70,000	292,000	-	-	-	30,818	692,818
Chief Financial Officer	2017	265,650	-	70,000	-	-	-	26,724	362,374
Michael J. Orlando,	2018	350,000	50,000	109,500	-	-	-	-	509,500
Chief Operating Officer (2)	2017	130,942	-	-	-	-	-	5,381	136,323
Stanley E. Washington	2018	250,000	-	912,500	-	-	-	-	1,162,500
Chief Revenue Officer (3)	2017	-	-	-	-	-	-	-	-

(1)	Mr. Pereira resigned as an officer of the Company effective September 13, 2019.
(2)	The 2017 salary information presented for Mr. Orlando is for the post-acquisition period May 23, 2017 through December 31, 2017 only.
(3)	Mr. Washington became an employee of the Company effective January 1, 2018 and he resigned as an officer of the Company effective May 31, 2019.
(4)	The 2018 stock awards for Mr. Pereira, Mr. Miceli and Mr. Orlando vest over a three (3) year period from the date of grant. For Mr. Washington, the 2018 stock award vests over a two (2) year period from the date of grant.
(5)	Other compensation includes primarily employer-paid health insurance.

Employment Agreements

Effective October 1, 2018, we extended the employment agreement with Gino M. Pereira. The term of the employment agreement was three (3) years beginning on October 1, 2018. Effective January 1, 2018, Mr. Pereira’s base salary increased to $420,000 from $381,150. The employment agreement also provided for:

●	Eligibility to participate in bonus or incentive compensation plans that may be established by the Board from time to time applicable to Mr. Pereira’s services.

●	Eligibility to receive equity awards as determined by the Board, or a committee of the Board, composed in compliance with the corporate governance standards of any applicable listing exchange.

Effective September 13, 2019, Mr. Pereira resigned from the Company and his employment agreement was terminated.

Effective May 23, 2017, we entered into an employment agreement with Michael J. Orlando. The term of the employment agreement was 1 year beginning on May 23, 2017 and automatically extended for successive one-year periods, subject to certain conditions therein. Mr. Orlando’s base salary is $150,000, plus an initial stock grant of 250,000 shares of Common Stock from the Company’s 2013 Long-Term Incentive Plan (the “2013 LTIP”). Effective January 1, 2018, Mr. Orlando’s base salary increased to $350,000 from $150,000. The employment agreement also provided for:

●	Eligibility to participate in bonus or incentive compensation plans that may be established by the Board from time to time applicable to Mr. Orlando’s services.

●	Eligibility to receive equity awards as determined by the Board, or a committee of the Board, composed in compliance with the corporate governance standards of any applicable listing exchange.

On September 9, 2019, the Company entered into a stock purchase agreement, by and between Garmin International, Inc., the Company and Fit Pay, Inc., a wholly owned subsidiary of the Company, pursuant to which the Company sold and transferred all of the issued and outstanding shares of capital stock of Fit Pay, Inc. to Garmin International (the “Sale”). In connection with the Sale, our employment agreement with Mr. Orlando became the obligation of Garmin International, Inc.

We do not have employment agreements with Vincent S. Miceli, our Chief Executive Officer, or David Tunnell, our Chief Technology Officer.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our Named Executive Officers during the year ended December 31, 2018. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards as of December 31, 2018

The following table provides information related to the vested and unvested option and stock awards held by our Named Executive Officers as of December 31, 2018. Each award to each named executive officer is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Gino M. Pereira (1)	-	-	-	-	-	-	$	100,000	$365,000
Vincent S. Miceli (2)	-	-	-	-	-	-	$	53,333	$194,665
Michael J. Orlando (3)	-	-	-	-	-	-	$	20,000	$73,000
Stanley E. Washington (4)	-	-	-	-	-	-	$	125,000	$456,250

(1)	Effective September 13, 2019, Mr. Pereira resigned as Chief Executive Officer and a director of the Company. 35,190 shares out of the 100,000 shares listed in the table vested prior to his resignation and the remainder were forfeited upon his resignation.

(2)	The unvested stock awards will vest ratably in 2019 and 2020.

(3)

Effective September 10, 2019, Mr. Orlando resigned as Chief Operating Officer of the Company. 6,917 shares out of the 20,000 shares listed in the table vested prior to his resignation and the remainder were forfeited upon his resignation.

(4)	All unvested stock awards vested prior to Mr. Washington’s resignation as an employee of the Company on May 31, 2019.

Equity Compensation Plan Information as of December 31, 2018

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Plan (3)
	(a)	(b)	(c)
Equity compensation plan approved by security holders (1)	-	$-	975,886
Equity compensation plan approved by security holders (2)	-	-	2,522,807
Equity compensation plans not approved by security holders	-	-	-
Total	-	$-	3,498,693

(1)	Represents the shares of Common Stock authorized for issuance under the 2013 LTIP, which was approved by the Company’s stockholders on January 4, 2013. The maximum aggregate number of shares of Common Stock that may be issued under the 2013 LTIP, including stock options, stock awards, including Common Stock issued to our directors for serving on our Board, and stock appreciation rights is limited to 10% of the shares of Common Stock outstanding on the first trading day of any fiscal year, or 2,522,807 shares of Common Stock for the fiscal year ending December 31, 2019.

(2)	Represents the shares of common stock authorized for issuance under the 2017 Stock Incentive Plan (“2017 SIP”). The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2017 SIP pursuant to awards of restricted shares or options will be limited to 10% of the outstanding shares of Common Stock, which calculation shall be made on the first (1st) business day of each new fiscal year, or 2,522,807 shares of common stock for the fiscal year ending December 31, 2019. The number of shares of Common Stock that are the subject of awards under the 2017 SIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2017 SIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the 2017 SIP and will not again be available for issuance under the 2017 SIP.

(3)	As of January 1, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of our officers, directors, beneficial owners of more than 5% of our outstanding Common Stock or their family members that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets at year end.

During the years ended December 31, 2018 and December 31, 2017, we recognized revenue of $737,993 and $7,065,755, respectively from WorldVentures Holdings, LLC (“WVH”), a related party. Dr. D’Almada-Remedios, a director of the Company, was the former Chief Executive Officer of Flye Inc., a payment technology company owned by WVH. In addition, our accounts receivable, net balance at December 31, 2018 and December 31, 2017 included $0 and $1,364,405, respectively, due from WVH. The business with WVH is included as part of our discontinued operations for the years ended December 31, 2018 and 2017.

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ Stock Market regulations. The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of the Common Stock to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal year 2018. During the fiscal year ended December 31, 2018, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent (10%) beneficial owners listed in the table below:

Name	Form	Description
David Tunnell	4	Twenty-six (26) transactions were not reported on a timely basis (upon the sale of shares of Common Stock).
Michael Orlando	4	Six (6) transactions were not reported on a timely basis (upon the sale of shares of Common Stock); one (1) transaction was not reported on a timely basis (upon the acquisition of shares of Common Stock).
Robert A. Curtis	3	Form 3 was not filed on a timely basis upon Dr. Curtis’ appointment as a director of the Company.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Daniel P. Sharkey, Chairman

David R. Gust

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since April 21, 2016 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of an independent registered public accounting firm.

Marcum has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

	For the Year Ended December 31,
	2018	2017
Audit fees(1)	$170,000	$156,000
Audit-related fees	$38,724	-
Tax fees	-	-
All other fees	-	-
Total fees	$208,724	$156,000

(1)	Audit fees were for professional services rendered for the audits of the financial statements of the Company, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent registered public account firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairman of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2019.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

PROPOSAL TO AUTHORIZE THE

BOARD OF DIRECTORS TO AMEND THE COMPANY’S

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR

OUTSTANDING COMMON STOCK

(Proposal No. 3)

Summary

Our Board has unanimously approved a proposal to amend the Certificate of Incorporation to effect a reverse stock split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-three to one-for-fifteen (the “Reverse Stock Split”). The proposal provides that our Board shall have sole discretion pursuant to Section 242(c) of the DGCL to elect, as it determines to be in the Company’s best interests, solely for the purpose of maintaining the listing of our Common Stock on the NASDAQ Capital Market, whether or not to effect the Reverse Stock Split before May 18, 2020. Should the Board proceed with the Reverse Stock Split, the exact ratio shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the NASDAQ Capital Market;

●	the anticipated impact of the reverse stock split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

If our Board determines, in its sole discretion, that effecting the Reverse Stock Split is necessary to maintain the listing of our Common Stock on the NASDAQ Capital Market and it is also in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is set forth in Appendix C to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Our Board believes that approval of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by our Board that the Reverse Stock Split (with an exchange ratio determined by our Board as described above) is necessary to maintain the listing of our Common Stock on the NASDAQ Capital Market and is also in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the NASDAQ Capital Market, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

If the Board does not implement the Reverse Stock Split prior to May 18, 2020, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The Board is requesting authorization to implement the Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 3 subsequent to the expiration of the Second NASDAQ Extension Period (described below under “Purpose of the Reverse Stock Split”). However, the Board of Directors would only want to implement the Reverse Stock Split to remain on the NASDAQ Capital Market or to regain compliance with NASDAQ. As such, the Board reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interest. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, then the Board will not implement the Reverse Stock Split.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board.

Purpose of the Reverse Stock Split

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to maintain the listing of our Common Stock on the NASDAQ Capital Market. In the event that the Board, in its sole discretion determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the NASDAQ Capital Market. Our Common Stock is traded on the NASDAQ Capital Market. On May 24, 2019, the Company was notified by NASDAQ (the “NASDAQ Letter”) that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2). The NASDAQ Letter provided that the Company has 180 calendar days from the date therein to regain compliance (the “Expiration Date”). If the Company fails to regain compliance by the Expiration Date, the Company may be granted a second 180-day grace period, or until May 18, 2020 (the “Second NASDAQ Extension Period”), within which to comply with the NASDAQ’s minimum bid price requirement. During the compliance period, the Common Stock will continue to be listed and traded on NASDAQ. If the Company does not regain compliance during the allotted compliance period, our Common Stock will be subject to delisting by NASDAQ. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board will not implement the Reverse Stock Split.

The Board has considered the potential harm to the Company and its stockholders should NASDAQ delist our Common Stock from the NASDAQ the Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. In the event the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our Common Stock from the NASDAQ Capital Market, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the NASDAQ listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the NASDAQ listing requirements, the Board of Directors reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of NASDAQ. The Board of Directors expects that the Reverse Stock Split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with NASDAQ minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable NASDAQ rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on the NASDAQ Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor bid price beyond ten business days, NASDAQ will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our NASDAQ listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

 The proposed Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, our stock plans, as well as to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself would not change the number of authorized shares of our Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, convertible preferred stock, warrants and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with NASDAQ minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2013 LTIP and the 2017 SIP (collectively, the “Plans”), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on the NASDAQ Capital Market. The Reverse Stock Split will not directly affect the listing of our Common Stock on the NASDAQ Capital Market, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with NASDAQ’s minimum bid price listing requirement. Following the Reverse Stock Split, our Common Stock will continue to be listed on the NASDAQ Capital Market under the symbol “NXTD,” although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock. The Reverse Stock Split would not change the number of authorized shares of the Common Stock or blank check preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and NASDAQ rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Continental Stock Transfer & Trust Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval of the amendment to our Certificate of Incorporation to give effect to the reverse stock split. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reverse Stock Split.

At the Annual Meeting a vote will be taken on a proposal to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 3.

RATIFICATION OF THE APPROVAL OF THE 2017 SIP

(Proposal No. 4)

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2017 SIP. This ratification shall be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 SIP at the 2017 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2017 Annual Meeting, which was filed with the SEC on August 4, 2017 (the “2017 Annual Meeting Proxy Statement”):

●	The purpose of the 2017 SIP is to enable the Company to provide equity compensation to certain eligible consultants, employees and service providers of the Company, and primarily certain eligible consultants, employees and service providers of Fit Pay, Inc., which was acquired by the Company on May 23, 2017. Specifically, the purpose of the 2017 SIP is to enable the Company to provide a means to issue shares of Common Stock or stock options which may be exercised for shares of Common Stock to certain eligible consultants, employees and service providers of the Company as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees or as a portion of severance packages in certain scenarios. The 2017 SIP will allow the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. We envision the 2017 SIP working in tandem with the 2013 Long Term Incentive Plan to provide additional means to compensate our employees.

●	The Board of Directors previously adopted the 2017 SIP, subject to stockholder approval.

●	The Board believes that the 2017 SIP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2017 SIP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

At the 2017 Annual Meeting, our inspector of elections determined that the proposal to approve the 2017 SIP received the requisite stockholder approval pursuant to our Bylaws and certified that the proposal passed, which was subsequently disclosed in our Current Report on Form 8-K filed with the SEC on August 25, 2017 (the “2017 Form 8-K”). A question has been raised regarding the validity of the votes cast in favor of the 2017 SIP due to the disclosures in the 2017 Annual Meeting Proxy Statement and 2017 Form 8-K regarding the current voting standards set forth in our Bylaws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2017 SIP were not tabulated in accordance with our Bylaws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2017 Annual Meeting were not sufficient to approve the 2017 SIP and this could create uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2017 SIP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2017 SIP is approved by our stockholders and becomes effective, the ratification will be retroactive to August 24, 2017, which was the date of the 2017 Annual Meeting.

Among other things, the ratification of the 2017 SIP will confirm that, since the date of the 2017 Annual Meeting, all shares of Common Stock issued pursuant to the 2017 SIP will have been duly authorized and validly issued since the date of such meeting.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2017 SIP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2017 SIP for purposes of Section 204 of the DGCL and directed that the 2017 SIP be submitted to our stockholders for approval.

Description of the 2017 SIP

Below is a summary of the terms of the 2017 SIP that is qualified in its entirety by reference to the full text of the 2017 SIP which is attached to this Proxy Statement as Appendix B. Capitalized terms used herein are defined in the 2017 SIP unless otherwise indicated.

Administration

The 2017 SIP will be administered by the Board or the Compensation Committee thereof (the “Compensation Committee”). The Compensation Committee will have full authority, subject to the terms of the 2017 SIP, to establish rules and regulations for the proper administration of the 2017 SIP, to select the employees, directors and consultants to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Compensation Committee will consider such factors as an individual’s duties and present and potential contributions to the Company’s success and such other factors as the Compensation Committee in its discretion shall deem relevant. The Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2017 SIP or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect.

Number of Shares of Common Stock Subject to the 2017 SIP and Award Limits

The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2017 SIP pursuant to awards of Restricted Shares or Options will be limited to 10% of the outstanding shares of Common Stock, which calculation shall be made on the first (1st) business day of each new fiscal year; provided that for fiscal year 2017, 1,500,000 shares of Common Stock may be delivered to Participants under the Plan. Thereafter, the 10% evergreen provision shall govern the Plan. The number of shares of Common Stock that are the subject of awards under the 2017 SIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2017 SIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the 2017 SIP and will not again be available for issuance under the 2017 SIP.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by the Company.

Eligibility

All employees, directors and consultants of the Company are eligible to participate in the 2017 SIP. The selection of those eligible employees, directors and consultants who will receive Restricted Shares is within the discretion of the Compensation Committee. As of September 30, 2019, there were 6 executive and non-executive directors, and approximately 35 employees and 20 consultants who were eligible to participate in the 2017 SIP.

Term of 2017 SIP

The 2017 SIP becomes effective as of the date that the Company’s stockholders approve the 2017 SIP. No further awards may be granted under the 2017 SIP after ten (10) years from the date that the 2017 SIP is approved by stockholders, and the 2017 SIP will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2017 SIP at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Restricted Shares

Transfer Restrictions and Forfeiture Obligations.   Pursuant to a Restricted Share award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to us (other than for any payment amount determined by the Compensation Committee in its discretion), but such shares of Common Stock will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Compensation Committee. The Compensation Committee may provide that the restrictions on disposition and the obligations to forfeit the shares of Common Stock will lapse based on (i) the attainment of one or more performance measures established by the Compensation Committee, (ii) the continued employment or service with the Company for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion. Upon the issuance of shares of Common Stock pursuant to a Restricted Share award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Share award have lapsed. At the time of such award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Share awards, including rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Shares (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Terms and Conditions. The Compensation Committee may establish other terms and conditions for the issuance of Restricted Shares under the 2017 SIP.

Stock Options

Term of Option.   The term of each option will be as specified by the Compensation Committee at the date of grant but shall not be exercisable more than ten (10) years after the date of grant.

Option Price.  The option price will be determined by the Compensation Committee and, in the case of an Option, may not be less than the fair market value of a share of Common Stock on the date that the Option is granted.

Repricing Restrictions.   Except for adjustments for certain changes in the Common Stock, the Compensation Committee may not, without the approval of our stockholders, amend any outstanding option agreement that evidences an Option grant to lower the Option price (or cancel and replace any outstanding option agreement with an option agreement having a lower Option price).

Size of Grant.   Subject to the limitations described above under the section “Number of Shares of Common Stock Subject to the 2017 SIP and Award Limits,” the number of shares of Common Stock for which an Option is granted to an employee, director or consultant will be determined by the Compensation Committee.

Payment.   The Option price upon exercise may be paid by an optionee in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee or one of our executive officers) or (c) any other form of payment which is acceptable to the Compensation Committee.

Option Agreement.   All Options will be evidenced by a written agreement containing provisions consistent with the 2017 SIP and such other provisions as the Compensation Committee deems appropriate. The terms and conditions of the respective option agreements need not be identical. The Compensation Committee may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2017 SIP, including amendments that accelerate the exercisability of the Option.

Corporate Change and Other Adjustments

Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

The maximum number of shares of Common Stock that may be issued under the 2017 SIP and the maximum number of shares of Common Stock that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2017 SIP, will be appropriately adjusted by the Compensation Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

Amendments

The Board may from time to time amend the 2017 SIP; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2017 SIP to change the class of eligible individuals or increase the number of shares of Common Stock that may be issued under the 2017 SIP.

Federal Income Tax Aspects of the 2017 SIP

The following discussion summarizes certain material U.S. federal income tax consequences to the Company and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2017 SIP. The discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Restricted Shares.   The recipient of a Restricted Share award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the shares of Common Stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Share award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Share award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Share award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty (30) days after the grant of the Restricted Share award and is irrevocable.

Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of an Option, and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of an Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the Option price paid for such shares. Upon the exercise of an Option, and subject to the application of Section 162(m) of the Code, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares of Common Stock received upon exercise of an Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an Option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of an Option.

The 2017 SIP is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2017 SIP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 2017 SIP. No consideration has been given to the effects of state, local, or other tax laws on the 2017 SIP or award recipients.

Retroactive Ratification of the Approval and Effectiveness of the 2017 SIP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2017 SIP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2017 SIP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 SIP at the 2017 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2017 SIP

If the Ratification of the approval and effectiveness of the 2017 SIP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2017 SIP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2017 SIP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2017 SIP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2017 SIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
PROPOSAL NO. 4.

RATIFICATION OF THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON
CONVERSION OF THE EXCHANGE NOTES AND EXERCISE OF THE EXCHANGE WARRANTS IN
AN AMOUNT EQUAL TO 20% OR MORE OF THE COMPANY’S OUTSTANDING COMMON STOCK
BEFORE SUCH ISSUANCE

(Proposal No. 5)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval of the issuance of Common Stock upon conversion of the Exchange Notes (as defined below) and exercise of the Exchange Warrants (as defined below) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance. This ratification shall be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve the issuance of Common Stock upon conversion of the Exchange Notes (as defined below) and Exercise of the Exchange Warrants (as defined below) in an amount equal to 20% or More of the Company’s outstanding Common Stock before such issuance at the 2017 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2017 Annual Meeting Proxy Statement:

●

The purpose of the issuance of Common Stock upon conversion of the Exchange Notes (as defined below) and exercise of the Exchange Warrants (as defined below) in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance is to provide certain holders of the Exchange Notes (as defined below) and the Exchange Warrants (as defined below) with Common Stock upon conversion of the Exchange Notes (as defined below) and exercise of the Exchange Warrants (as defined below).

On July 25, 2016, in connection with its acquisition of LogicMark, LLC (the “Seller”), the Company issued to LogicMark Investment Partners, LLC, as the Seller’s representative (“LogicMark Investment Partners”), a secured subordinated promissory note in the principal amount of $2,500,000 (the “Original Note”). On November 29, 2016, the Company entered into a Securities Exchange Agreement with certain holders (the “Holders”) of a portion of the Original Note (which Holders previously purchased $1,500,000 of the Original Note from LogicMark Investment Partners) pursuant to which the Company exchanged $1,500,000 of the Original Note for (i) an aggregate principal amount of $1,500,000 of secured subordinated convertible promissory notes (the “November 2016 Notes”) and (ii) warrants exercisable into 500,000 shares of Common Stock (the “November 2016 Warrants”). On November 29, 2016, the Company also issued to LogicMark Investment Partners an amended and restated secured promissory note in the principal amount of $1,000,000 (the “Amended and Restated Note”).

In order to consummate a registered direct offering of an aggregate of 2,170,000 shares of Common Stock and pre-funded warrants to purchase 230,000 shares of Common Stock, as well as a concurrent private placement of warrants to purchase 1,800,000 shares of Common Stock, which transactions closed on July 13, 2017, the Company was required to obtain the consent of the Holders. In consideration of the Holders providing such consent to the registered direct offering and concurrent private placement, on July 11, 2017, the Company and the Holders agreed to lower the conversion price of the November 2016 Notes from $3.00 to $2.00 per share and to lower the exercise price of the November 2016 Warrants from $3.00 to $2.00 per share.

On July 19, 2017, the Holders purchased from LogicMark Investment Partners the $594,403 outstanding balance on the Amended and Restated Note, inclusive of accrued and unpaid interest. In connection therewith, the Company, LogicMark Investment Partners and the Holders entered into an Assignment and Assumption Agreement, dated July 19, 2017, pursuant to which LogicMark Investment Partners assigned the Amended and Restated Note to the Holders. In addition, on July 19, 2017, the Company and the Holders entered into a Securities Exchange Agreement pursuant to which the Company exchanged the Amended and Restated Note held by the Holders for (i) an aggregate principal amount of $594,403 of secured subordinated convertible promissory notes (the “July 2017 Notes,” and together with the November 2016 Notes, the “Exchange Notes”) and (ii) warrants exercisable into 297,202 shares of Common Stock (the “July 2017 Warrants,” and together with the November 2016 Warrants, the “Exchange Warrants”). The July 2017 Notes are convertible into shares of Common Stock at a conversion price of $2.00 per share and the July 2017 Warrants are exercisable into shares of Common Stock at an exercise price of $2.00 per share.

●	The Board of Directors previously approved the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance, subject to stockholder approval.

●	Our Common Stock is listed on the NASDAQ Capital Market, and as such, we are subject to the Marketplace Rules of the NASDAQ Stock Market. NASDAQ Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in a transaction other than a public offering: (a) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (b) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the Common Stock. As a result of the lowering of the conversion price and exercise price of the November 2016 Notes and November 2016 Warrants, respectively, from $3.00 to $2.00 per share and the issuance of the July 2017 Notes and July 2017 Warrants with a conversion price and exercise price, respectively, of $2.00 per share, we may issue shares of Common Stock upon conversion and exercise of such notes and warrants in an amount equal to 20% or more of our outstanding Common Stock. We are, therefore, required to obtain stockholder approval under NASDAQ Rule 5635(d) for the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants.

Additional information regarding the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance can be found in the 2017 Annual Meeting Proxy Statement.

At the 2017 Annual Meeting, our inspector of elections determined that the proposal to permit the Company to issue Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock received the requisite stockholder approval pursuant to our Bylaws and certified that the proposal passed, which was subsequently disclosed in the 2017 Form 8-K. A question has been raised regarding the validity of the votes cast in favor of such issuance of Common Stock due to the disclosures in the 2017 Annual Meeting Proxy Statement and 2017 Form 8-K regarding the current voting standards set forth in our Bylaws compared to the DGCL and the fact that the stockholders’ votes in favor of such issuance of Common Stock were not tabulated in accordance with our Bylaws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2017 Annual Meeting were not sufficient to approve such issuance of Common Stock and this could create uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval of such issuance of Common Stock pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the approval of such issuance of Common Stock is approved by our stockholders and becomes effective, the ratification will be retroactive to August 24, 2017, which was the date of the 2017 Annual Meeting.

Among other things, the ratification of the approval of such issuance of Common Stock will confirm that, since the date of the 2017 Annual Meeting, all shares of Common Stock issued upon the conversion of the Exchange Notes and the exercise of the Exchange Warrants will have been duly authorized and validly issued since the date of such meeting.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve such issuance of Common Stock for purposes of Section 204 of the DGCL and directed that such issuance of Common Stock be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the Issuance of Common Stock upon Conversion of the Exchange Notes and Exercise of the Exchange Warrants in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock Before such Issuance

Subject to the 120-day period for bringing claims discussed below, when the approval of such issuance of Common Stock becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether such issuance of Common Stock is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve such issuance of Common Stock at the 2017 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2017 Issuance of Common Stock upon Conversion of the Exchange Notes and Exercise of the Exchange Warrants in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock Before such Issuance

If the Ratification of the approval of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance becomes effective under this Proxy Statement, any claim that (i) the ratification of such issuance of Common Stock is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that such issuance of Common Stock not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain stockholder ratification of the transactions described above (which have already been consummated) the Company will be in apparent violation of NASDAQ Rule 5635(d), and the Company’s listing on the NASDAQ Capital Market will be in jeopardy.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock and Series C Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 5.

FUTURE STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov.  You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

*************

It is important that the proxies be returned promptly and that your shares of Common Stock and/or Series C Preferred Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

October 28, 2019	By Order of the Board of Directors,

/s/ Vincent S. Miceli
Vincent S. Miceli
Chief Executive Officer

Appendix A

RESOLUTIONS

The Board unanimous approved the following resolutions (all terms defined herein shall have the meaning set forth in the Proxy Statement):

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2017 SIP, which the Board previously adopted, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2017 SIP, which ratification, if approved by the stockholders, shall be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 SIP at the 2017 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2017 SIP; and be it further

RESOLVED, an aggregate of 750,395 shares of Common Stock issued on various dates between August 24, 2017 and October 10, 2019, with respect to the 2017 SIP are hereby approved and ratified; and be it further

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance, which the Board previously adopted, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance, which ratification, if approved by the stockholders, shall be retroactive to August 24, 2017, the date on which the Company’s stockholders cast their votes to approve such issuance of Common Stock at the 2017 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve such issuance of Common Stock; and be it further

RESOLVED, an aggregate of 370,000 shares of Common Stock issued on December 19, 2017, with respect to the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance are hereby approved and ratified.

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Appendix B

NXT-ID, INC.

2017 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Nxt-ID, Inc. 2017 Stock Incentive Plan (the “Plan”) is to promote the interests of Nxt-ID, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of common stock, par value $0.0001 per share, of the Company (“Shares”) in addition to cash and to grant to such Eligible Persons Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2.	ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee of the Board of Directors (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.	ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4.	SHARES SUBJECT TO THE PLAN

(a)	Subject to adjustment as provided in Section 6 hereof, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be limited to 10% of the Company’s outstanding common stock, which calculation shall be made on the first (1st) business day of each new fiscal year; provided that for fiscal year 2017 1,500,000 shares of Common Stock may be delivered to Participants under the Plan. Thereafter, the 10% evergreen provision shall govern the Plan. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b)	In the event that, prior to the date the Plan shall terminate in accordance with Section 10 hereof, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

5.	GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a)	The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, vesting conditions, conditions to exercise Options, and other conditions or terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being granted) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. Any Shares granted under the Plan may be deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

(b)	The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i)	Non-transferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

(ii)	Termination of Service as an Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as an Eligible Person for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as an Eligible Person or if a Participant’s service as an Eligible Person ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii)	Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

(iv)	Award Agreement. Each Award of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c)	The Options granted under this Plan shall have the following terms and conditions:

(i)	The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of Shares covered by such Option.

(ii)	Option Price. The exercise price per Share subject to an Option shall be determined by the Board, but in no event shall the exercise price per Share subject to an Option be less than one hundred percent (100%) of the fair market value of the Share on the date of grant.

(iii)	Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

(d)	If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant, provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

(e)	Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares of common stock, or other similar transaction affecting the Shares shall be subject to the restrictions of this Section 5.

(f)	Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6.	ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7.	PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth (10th) anniversary of the Plan’s Effective Date (as defined below). The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8.	APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9.	TAX CONSEQUENCES

The Plan is not qualified under Section 401(a) of the Code.

Shares awarded to a Participant may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Board. In general, the receipt of Shares with restrictions will not result in the recognition of income by a Participant until such time as the Shares are either not forfeitable or are freely transferable.

No Incentive Stock Options (as that term is defined in Section 422 of the Code) shall be awarded under the Plan. All Options awarded under the Plan will be considered non-qualified stock options.

10.	EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the stockholders of the Company (the “Effective Date”). Subject to the provisions of Section 7 hereof, the Plan shall continue until the tenth (10th) anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

Appendix C

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

NXT-ID, INC.

Nxt-ID, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Nxt-ID, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on September 9, 2016.

THIRD: The Article 4(a) of the Certificate of Incorporation is hereby amended as follows:

“a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Common Stock (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

Notwithstanding the foregoing, the language under this Article 4(a) shall not be amended in any way.

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this     day of        , 20__.

NXT-ID, INC.

By:	/s/ Vincent S. Miceli
Name:	Vincent S. Miceli
Title:	Chief Executive Officer

C-1

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 17, 2019 at 9:00 a.m. Eastern Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2019 Annual Meeting of Stockholders Proxy Card - Nxt-ID, Inc.

▼          DETACH PROXY CARD HERE TO VOTE BY MAIL          ▼

(1)	Election of Directors:

	☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR
		(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Vincent S. Miceli	02 Major General David R. Gust, USA, Ret.	03 Michael J. D’Almada-Remedios, PhD
04 Daniel P. Sharkey	05 Robert A. Curtis	06 Michael J. Orlando

(2)	To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(3)	To approve a proposal to authorize the Board to amend the Company’s Certificate of Incorporation, as amended, to effect a Reverse Stock Split of our outstanding shares of Common Stock at the Board’s sole discretion.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(4)	To approve a proposal to ratify the approval of the Nxt-ID, Inc. 2017 Stock Incentive Plan.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(5)	To approve a proposal to ratify the approval of the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock before such issuance.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY.

Nxt-ID, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 17, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a stockholder of Nxt-ID, Inc. (the “Company”), hereby appoints Vincent S. Miceli as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and/or Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on December 17, 2019, at the office of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, at 9:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019, FOR THE RATIFICATION OF THE 2017 SIP, AND FOR THE RATIFICATION OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE EXCHANGE NOTES AND THE EXERCISE OF THE EXCHANGE WARRANTS IN AN AMOUNT EQUAL TO 20% OR MORE OF THE COMPANY’S OUTSTANDING COMMON STOCK BEFORE SUCH ISSUANCE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 17, 2019 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICE OF SULLIVAN & WORCESTER LLP AT 1633 BROADWAY, 32ND FLOOR, NEW YORK, NY 10019 ☐

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

(Continued and to be signed on Reverse Side)